UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K




                               CURRENT REPORT



                     Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934



                     Date of Report: April 20, 1999



                          THE DIAL CORPORATION
           Exact Name of Registrant as Specified in its Charter)




	DELAWARE						51-0374887
(State or Other Jurisdiction of 				(I.R.S. Employer
Incorporation or Organization)					Identification No.)


15501 NORTH DIAL BOULEVARD
	SCOTTSDALE, ARIZONA					85260-1619
(Address of Principal Executive Offices)			(Zip Code)


Registrant's Telephone Number, Including Area Code (602) 754-3425


Item 5.  Other Events.

On April 20, 1999, the Company issued two press releases relating to its financial results for the first quarter of 1999 and the formation of a joint venture with Henkel KGaA. Copies of both press releases are filed herewith as Exhibit 99.

Item 7.
  (C) Exhibits
      (99.1) Press Release of the Company dated April 20, 1999, relating to 1999 first quarter results.
      (99.2) Press Release of the Company dated April 20, 1999, relating to formation of a joint venture with Henkel KGaA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


The Dial Corporation
April 27, 1999


/s/    Susan J. Riley
       Senior Vice President and Chief Financial Officer